SIGNAL APPAREL COMPANY, INC.

                          SECURITIES TRANSFER AGREEMENT

     This Securities Transfer Agreement (this "Agreement") is entered into as of the 16th day of March, 1999, by and between Signal Apparel Company, Inc., an Indiana corporation (the "Company"), and Zvi Ben-Haim (the "Purchaser").

     The parties hereto agree as follows:

     1. Purchase and Sale. In consideration for the Purchaser entering into employment agreement (the "Employment Agreement"), dated as of March 16, 1999, between Purchaser and the Company and subject to the terms and conditions set forth in this Agreement:

          a. Initial Warrants. The Company agrees to issue a warrant to the Purchaser on the Closing Date (each an "Initial Warrant") in the form attached hereto as Exhibit A (the "Warrant Certificate"), to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). Each Initial Warrant shall entitle the holder thereof to purchase up to 500,000 Warrant Shares (as defined below) at the price of $1.75 per share.

          b. Additional Warrants. The Company agrees to issue additional Warrants to the Purchaser in accordance with Schedule I attached hereto (the "Additional Warrants"; and together with each Initial Warrant, the "Warrants"). All Additional Warrants issued pursuant to this Agreement shall be in the form of the Warrant Certificate. The shares of Common Stock issuable pursuant to the Warrants are referred to herein as the "Warrant Shares".

          c. In lieu of exercising the Warrants in the manner herein provided, the Purchaser may elect to receive shares equal to the value of the Warrants by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Purchaser a number of shares of the Common Stock computed using the following formula:

                                    X=  Y(A-B)
                                        ------
                                          A

         Where:   X =   the number of shares of the Common Stock to be issued to
                        the Purchaser.

                  Y = the number of shares of the Common Stock purchasable under this Warrant (at the date of such calculation).

                  A = the fair market value of one share of the Common Stock (at the date of such calculation)

                  B = the purchase price (as adjusted to the date of such calculation)

     2. Closing Date Purchase. The delivery of the Initial Warrants shall occur at a closing (the "Closing") to be held at 10:00 a.m., New York time, on March 22, 1999 at the offices of Wachtel & Masyr, LLP, 110 East 59th Street, New York, New York 10022, (such date of the Closing referred to hereinafter as the "Closing Date").

     3. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers as follows:

          a. Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified or licensed to do business and is in good standing as a foreign corporation in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to be so qualified or licensed, except where the failure to be so qualified or licensed would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Company.

          b. Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, and for the authorization, issuance and delivery of the Shares and the Warrant being sold under this Agreement, has been taken. This Agreement has been duly executed and delivered by the Company, and assuming that this Agreement has been duly executed and delivered by each of the other parties hereto, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

          c. Validity of Shares. Each Warrant, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, and fully paid.

          d. Securities Act. The issuance of each Warrant in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Purchaser contained in Section 5 hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

          e. The Company has reserved 4,000,000 shares for issuance pursuant to the Warrants. When issued to the Purchaser in accordance with the terms of this Agreement and each Warrant Certificate, each Warrant and each Warrant
     Share:

          (1) will have been duly and validly authorized, duly and validly issued, fully paid and non-assessable;

          (2) will be free and clear of any security interests, liens, claims or other encumbrances (other than those resulting solely from actions by the Purchaser); and

          (3) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company.

     4. Registration Provisions.

          a. The Company shall, at its own expense, file a registration statement (the "Registration Statement") under the Securities Act covering the sale or resale of the Warrant Shares, and shall use its commercially reasonable best efforts to cause such Registration Statement to be declared effective not later than November 1, 1999 (i) with respect to the Initial Warrants, and (ii) with respect to the Additional Warrants, the date such Additional Warrants are issued to the Purchaser, provided that the
     Purchaser shall have provided such information and cooperation in connection therewith as the Company may request.

          b. The Company will use its  commercially  reasonable best efforts to:
     (i) provide a transfer agent and registrar for all Warrant Shares and a CUSIP number for all Warrant Shares; (ii) use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); and (iii) file the documents required of the Company.

          c. The Company may postpone, for up to three (3) months, the filing or the effectiveness of any registration required by Section 4.a. if the board of directors of the Company determines in good faith that such registration would have a material adverse effect on any proposal or plan of the Company to engage in any transaction involving an acquisition, financing or similar transactions not in the ordinary course of business.

          d. The Company may include in any registration pursuant to Section 4.a. newly-issued shares of Common Stock to be sold by the Company on a primary basis.

          e. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 4 in respect of the securities which are to be registered that the Purchaser shall furnish to the Company such information regarding the securities held by the Purchaser and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

          f. Notwithstanding any other provisions of this Section 4, the Company shall not be obligated to register any Warrant Shares of any holder after such Warrant Shares are deemed to be freely tradable securities pursuant to Rule 144(k) under the Securities Act.

     5. Representations, Warranties and Agreements of the Purchaser. The Purchaser represents and warrants to the Company as follows:

          a. Authorization. The execution and delivery by the Purchaser of this Agreement and the consummation by the Purchaser of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. The Purchaser represents and warrants that this Agreement, when executed and delivered by it, will constitute its valid and legally binding obligation, enforceable against the Purchaser in accordance with its terms, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

          b. Investment Representations.

               i.  This  Agreement  is made in  reliance  upon  the  Purchaser's representations to the Company, which by execution hereof the Purchaser hereby confirms, that (A) each Warrant to be received by it will be acquired by it for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable federal or state securities laws, and (B) it has no current intention of selling, granting participation in or otherwise distributing the same in violation of applicable federal or state securities laws. By executing this Agreement, each Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to each Warrant in violation of applicable federal or state securities laws.

               ii. The Purchaser understands that each Warrant, when issued, shall not be registered under the Securities Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the reliance of the Company on such exemption is predicated on representations of the Purchaser set forth herein.


     6. Legends.

          a The Purchaser acknowledges that all certificates evidencing each Warrant shall bear the following legend:

                              "TRANSFER RESTRICTED

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

          The legend set forth above shall be removed and the Company shall issue a certificate without such legend if, unless otherwise required by state securities laws, (a) such shares are sold pursuant to an effective registration statement under the Securities Act, or (b) such holder provides the Company with assurances satisfactory to the Company that such shares may be publicly sold pursuant to Rule 144 (or similar regulation hereinafter adopted) without restriction.

          b. The certificates evidencing each Warrant shall also bear any legend required by any applicable state securities law.

     7. Adjustments. In the event that the Company shall declare a dividend or make a distribution on or with respect to the outstanding shares of its Common Stock in the form of shares of its Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares, combine its outstanding shares of Common Stock into a smaller number of shares or sell shares of Common Stock for a price less than the fair market value for such shares, then, in each such event, the number of Warrant Shares issuable and the per share price of such Warrant Shares stated in this Agreement in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision or combination shall be proportionately adjusted, if necessary, as determined in good faith by the Board of Directors of the Company, so that the Purchaser shall be entitled to receive the aggregate number of shares of Common Stock for the aggregate price that the Purchaser would have received immediately following such action if the Purchaser had exercised his rights immediately prior to such action. Such adjustment shall be made successively whenever any event specified above shall occur.

     8. Conditions to the Obligations of the Purchaser at Closing. The obligations of the Purchaser under this Agreement are subject to the fulfillment of each of the following conditions:

          a. Representations and Warranties. The representations and warranties of the Company contained in Section 5 hereof shall be true and correct as of the date of this

     Agreement and as of the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

          b. Performance. The Company shall have performed in all material respects and materially complied with each and all of its covenants and agreements contained in this Agreement required to be performed or complied with by it on or before the Closing Date.

          c. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance of each Warrant pursuant to this Agreement shall have been obtained and shall be effective on and as of the Closing Date.

     9. Conditions to the Obligations of the Company at Closing. The obligations of the Company under this Agreement are subject to the fulfillment of each of the following conditions:

          a. Representations and Warranties. The representations and warranties of the Purchaser contained in Section 5 hereof shall be true and correct as of the date of this Agreement and as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

          b. Performance. The Purchaser shall have performed in all material respects all of his obligations and materially complied with each and all of his covenants and agreements contained in this Agreement required to be performed or complied with on or prior to the Closing, including without limitation the execution and delivery of the agreements and undertakings provided for in this Agreement.

          c. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance of each Warrant pursuant to this Agreement shall have been obtained and shall be effective on and as of the Closing Date.

     10. Covenants.

          a. Financial Statement. The Company will, and at any time when the Company has subsidiaries will cause each of its subsidiaries to, maintain a standard system of accounts in accordance with generally accepted accounting principles consistently applied, and the Company will, and will cause each of its subsidiaries to, keep full and complete financial records.

          b. Offer or Sale. Neither the Purchaser nor any of his affiliates nor any person acting on his behalf will at any time offer or sell any of the Warrant Shares other than pursuant to registration under the Securities Act or pursuant to an available exemption therefrom.

          c. Further Assurances. Each party hereto shall cooperate with the other, and execute and deliver, or use all reasonable efforts to cause to be executed and delivered, all such other instruments, including instruments of conveyance, assignment and transfer, and to make all filings with and to obtain all consents, approvals or authorizations of any governmental or regulatory authority or any other person or entity under any permit, license, agreement, indenture or other instrument, and take all such other actions as such party may reasonably be requested to take by the other parties hereto from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the transactions contemplated hereby.

     11. Miscellaneous

          a. No Waiver; Modifications in Writing. This Agreement, together with the Exhibits hereto, and the Employment Agreement, sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless such waiver or consent is signed in writing by the party entitled to the benefit thereof and written notice of any such waiver or consent is given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, supplement, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and the Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company or the Purchaser in any case shall entitle the Company or the Purchaser to any other or further notice or demand in similar or other circumstances.

          b.  Notices.  All  notices  and  other  communications   necessary  or
     contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given when delivered by hand, one day after sending by overnight delivery service, upon receipt of written confirmation if sent by telecopy, or three days after sending by certified mail, postage prepaid, return receipt requested to the respective addresses of the parties set forth below:


                  If to the Purchaser:  c/o Wachtel & Masyr, LLP
                                        110 East 59th Street
                                        New York, New York  10022
                                        Telecopy:  (212) 371-0320

                                       Attention:  Morris Missry, Esq.

                  If to the Company:   Signal Apparel Company, Inc.
                                       500 7th Avenue
                                       7th Floor
                                       New York, NY 10018
                                       Telecopy:  (212) 354-5314
                                       Attention:  Howard Weinberg

                  With a copy to:      Skadden, Arps, Slate, Meagher & Flom LLP
                                       919 3rd Avenue
                                       New York, NY 10022
                                       Telecopy: (212) 735-2000
                                       Attention: Robert Copen

     By notice complying with the foregoing provisions of this Section 11.b., each party shall have the right to change the mailing address for future notices and communications to such party.

          c. Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          d. Binding Effect; Assignment. The rights and obligations of the Purchaser under this Agreement may only be assigned to another person with the prior written consent of the Company. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement and their respective successors and assigns. This Agreement shall be binding upon the Company and the Purchaser and their respective successors and assigns.

          e. Governing Law. This Agreement shall be governed by the laws of the State of New York as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

          f. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          g. Exhibits and Headings. All Exhibits to this Agreement shall be deemed to be a part of this Agreement. The Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          h.  Consent to  Jurisdiction.  The Company and the  Purchaser,  by its
     execution hereof, (i) hereby irrevocably submit to the exclusive jurisdiction of the state courts of the State of New York or Federal Court for the Eastern or Southern District in the State of New York for the purposes of any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives, to the extent not prohibited by applicable law, and agrees not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby agrees not to commence any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof other than before the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such claim or action to any court other than the above-named courts whether on the grounds of inconvenient forum or otherwise. The Company and the Purchaser hereby consent to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 12.b. hereof is reasonably calculated to give actual notice.

     WAIVER OF RIGHT TO JURY TRIAL. THE COMPANY AND THE PURCHASER, BY THEIR EXECUTION HEREOF, WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND THE PURCHASER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE COMPANY AND THE PURCHASERS FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS

     IRREVOCABLE, MEANING THAT IT SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                            SIGNAL APPAREL COMPANY, INC.


                                            By: /s/ Thomas McFall
                                                --------------------------------
                                                Name:  Thomas McFall
                                                Title:  Chief Executive Officer


                                            ZVI BEN-HAIM

                                            /s/ Zvi Ben-Haim
                                            --------------------------------